UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2020

HOST HOTELS & RESORTS, INC.
HOST HOTELS & RESORTS, L.P.
(Exact name of registrant as specified in its charter)

Maryland (Host Hotels & Resorts, Inc.) Delaware (Host Hotels & Resorts, L.P.)	001-14625 0-25087	53-0085950 52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4747 Bethesda Avenue, Suite 1300
Bethesda, Maryland 20814
(Address of principal executive offices)    (Zip Code)
(240) 744-1000
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Host Hotels & Resorts, Inc.	Common Stock, $0.01 par value	HST	New York Stock Exchange
Host Hotels & Resorts, L.P.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.
July 31, 2020 Operational Update
The ongoing effects of the
COVID-19
pandemic on our operations and future bookings have had and will continue to have a material negative impact on our financial results and cash flows, and such negative impact may continue well after restrictive measures imposed by federal, state, local and other government authorities to contain the outbreak have been lifted. During the first quarter, we suspended operations at 35 hotels and, as of August 30, 2020, operations remain suspended at 10 of these hotels. Luxury and upper upscale hotels in large urban markets, which are the markets where a majority of our hotels are located, have been, and we anticipate will continue to be, the most heavily affected through the current crisis, due in part to the sharp decline in air travel and international travel, business travel and group business. During the second quarter and continuing through July, demand at our hotels was primarily leisure demand at drive-to
and resort destinations.
The following table sets forth preliminary performance information for all owned hotels in our portfolio for the month ended July 31, 2020:

Estimated
Month Ended July 31, 2020
Average occupancy	12.9%
Average daily rate	$177.76
RevPAR	$22.94
Total revenues (in millions)	$52
We are presenting preliminary estimates of certain financial information for the month ended July 31, 2020 that will form a part of our results for the quarter ended September 30, 2020. We have prepared these preliminary estimates disclosed in good faith based upon our internal estimates for the month ended July 31, 2020. These estimates are preliminary and unaudited and are inherently uncertain and subject to change as we complete our financial statements for the quarter. Given the timing of these estimates, we have not completed our customary financial closing and review procedures, including the completion of final journal entries and management’s review of the results. We may identify other items that require material adjustments to our preliminary estimates as we close our books for the quarter. Final results for the month ended July 31, 2020 could differ materially from these estimates. Additionally, there can be no assurance that the results for the quarter ended September 30, 2020 will be consistent with our results for the month ended July 31, 2020, and any such differences could be material. You should exercise caution in relying on this information and should not place undue reliance on this information or draw any inferences from this information regarding financial or operating data not yet provided or available. These preliminary results are subject to review by our audit committee and our independent registered public accounting firm. Accordingly, our independent auditors do not express an opinion or any other form of assurance with respect thereto.
Important factors that could cause our actual results to differ from our preliminary estimates are set forth under the headings “Risk Factors” in our most recent annual report on Form
10-K
and subsequent quarterly reports on Form
10-Q
and in our other filings with the Securities and Exchange Commission.
The information furnished under Item 7.01 in this Form
8-K
shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, INC.

Date: August 31, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal
Financial Officer and Corporate Controller

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

	By:	HOST HOTELS & RESORTS, INC.
its General Partner

Date: August 31, 2020	By:	/s/ Brian G. Macnamara
Brian G. Macnamara
Senior Vice President, Principal Financial Officer and Corporate Controller